UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 14, 2008
Date of Report (Date of earliest event reported)

MOBIVENTURES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51855	Not Applicable
(State or other jurisdiction of
incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sunnyside, Brinkworth, Chippenham
Wiltshire, England SN15 5BY
(Address of principal executive offices)

+44 (0)7740 611413
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD-LOOKING STATEMENTS

Much of the information included in this Current Report on Form 8-K (the “Current Report”) includes or is based upon estimates, projections or other “forward looking statements”. Such forward looking statements include any projections or estimates made by us and our management in connection with our business operations. These statements relate to future events or our future financial performance. In some cases you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue or the negative of those terms or other comparable terminology. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. Such estimates, projections or other forward looking statements involve various risks and uncertainties and other factors, including the risks in the section titled “Risk Factors” below, that may cause our or our Company’s actual results, levels of activities, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In particular, there is no assurance that we will complete the acquisition of Move2Mobile Limited. We caution the reader that important factors in some cases have affected and, in the future, could materially affect actual results and cause actual results to differ materially from the results expressed in any such estimates, projections or other forward looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform those statements to actual results.

As used in this Current Report: (i) the terms the “Company”, “our company”, “we”, “us”, “our” and “MobiVentures” refer to MobiVentures Inc., a Nevada corporation, and its subsidiaries, unless the context requires otherwise; and (ii) all dollar amounts refer to United States dollars unless otherwise indicated.

Item 1.01 Material Definitive Agreement

Equity Share Purchase Agreement

On March 14, 2008, we entered into an equity share purchase agreement (the “Share Purchase Agreement”) with the shareholders of Move2Mobile Limited (“M2M”) to purchase 100% of the share capital of M2M comprising of 16809 Ordinary Shares, with a par value of £0.01 per share (the “M2M Shares”), in consideration for a purchase price of $4,200,000 (the “Purchase Price”). Payment of the Purchase Price is to be satisfied by the issuance of promissory notes and shares of common stock of the Company to the shareholders of M2M (the “Acquisition”). M2M is a UK-based consulting business that specializes in assisting businesses and entrepreneurs to develop wireless applications for their existing or proposed business applications. M2M provides management services, including product management, financial, commercial and other support to selected start-up and early stage ventures in the wireless and mobile space. Nigel Nicholas, our chief executive officer and a director, and Danny Wootton, a director of M2M, are the principal shareholders of M2M. Mr. Nicholas owns 40.93% of the shares of M2M and Mr. Wootton owns 36.36% of the shares of M2M. Further details of the business portfolio of M2M can be found in our news release dated March 18, 2008 announcing the Acquisition, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The following summary of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Pursuant to the terms of the Share Purchase Agreement, we agreed to acquire the M2M Shares from the shareholders of M2M (the “M2M Shareholders”) in consideration of the Purchase Price. The Purchase Price shall be satisfied by the issue of promissory notes and the issue of shares of the Company’s common stock over a period of two years pursuant to the terms of the Share Purchase Agreement as summarized below:

Issuance of Purchaser’s Shares:

We shall allot and issue shares of common stock of the Company (the “Purchaser’s Shares”) with an aggregate value of $2,700,000 to the M2M Shareholders, on a pro rata basis, as follows:

(i)

on the closing of the Acquisition (the “Closing”), a number of Purchaser’s Shares with an aggregate value of $2,000,000 calculated based upon the average of the close price of our common stock on each of the 5 days preceding the Closing;

(ii)

on the 12 month anniversary date of the Closing, a number of Purchaser‘s Shares with an aggregate value of $500,000 to be calculated based upon the average of the close price on each of the 5 days preceding the 12 month anniversary date of the Closing; and

(iii)

on the 24 month anniversary date of the Closing, a number of Purchaser’s Shares with an aggregate value of $200,000 to be calculated based upon the average of the close price on each of the 5 days preceding the 24 month anniversary date of the Closing;

Issuance of Promissory Notes:

We shall issue promissory notes in favour of the M2M Shareholders on Closing, on a pro rata basis, representing the obligation of the Company to complete the following payments, in aggregate:

(i)	$500,000 on 31st October 2008;

(ii)	$500,000 on the 12 month anniversary date of the Closing; and

(iii)	$500,000 to the M2M Shareholders on the 24 month anniversary date of the Closing.

Additional payment and working capital may be payable by us to M2M depending upon the performance of M2M for the years ended 31st October 2008 and 2009 as set out in Section 2.2.1 of the Share Purchase Agreement. If the net profit of M2M, as calculated in accordance with the Share Purchase Agreement, exceeds the following figures in the fiscal years ended 31st October, 2008 or 2009, further payments (in the form of additional shares of the Purchaser’s common stock) would be made as follows:

Profit exceeds following figures	Shares to be issued
2008 – net profit exceeds $100,000	$1 of Purchaser shares to be converted upon the average of the close price on each of the 5 days preceding the date of 31st October 2008 for every $1 of net profit above $100,000
2009 – net profit exceeds $300,000	$1 of Purchaser shares to be converted upon the average of the close price on each of the 5 days preceding the date of 31st October 2009 for every $1 of net profit above $300,000

The closing of the Acquisition is subject to the satisfaction of the conditions precedents as set forth in the Share Purchase Agreement, including:

  the receipt by us of such audited financial statements of M2M as may be reasonably requested by us and our legal counsel, such financial statements to be prepared in accordance with United States GAAP and GAAS and prepared by and containing an unqualified audit report of a member firm of the United States Public Company Accounting Oversight Board, and

  we and M2M executing new consulting or employment agreements with certain executive officers in their respective management positions in M2M.

There is no assurance that we will complete the acquisition of Move2Mobile Limited.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 – Unregistered Sales of Equity Securities.

We have completed the following issuances of securities without registration under the Securities Act of 1933 (the “Securities Act”):

  On March 14, 2008, we completed an offering with twelve (12) investors of 3,876,042 units at a price of US$0.04 per unit for total proceeds of US$155,042 pursuant to Rule 903 of Regulation S of the Act. Each unit is comprised of one share of common stock and one share purchase warrant. Each warrant entitles the holder to purchase one additional share of common stock at a price of US$0.04 per share for a one year period from the date of the issue of the warrants. A total of 344,161 warrants were issued to certain finders in connection with the completion of this offering. We completed the offering of the units and finders’ warrants pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the units was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the units. Each of the investors represented to us that the investor was not U.S. persons, as defined in Regulation S, and was not acquiring the units for the account or benefit of a U.S. person. The subscription agreement executed between us and each of the investors included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. Each of the investors agreed by execution of the subscription agreement for the units and each of the finders agreed by execution of an investment agreement with respect to their finders’ warrants: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that we are required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act. All securities issued were endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On August 21, 2007, we issued share purchase warrants to certain subscribers (the “Subscribers”) representing an aggregate total of 565,565 warrants of the Company at an exercise price of US$0.40 per warrant share in connection with a private placement offering of units of our common shares and share purchase warrants completed by the Company pursuant to Regulation S of the United States Securities Act of 1933, as amended. Each Unit comprises of one share of common stock and one share purchase warrant (each, an “Original Warrant”) of the Company. Each Original Warrant entitled the holder to purchase an additional share of common stock of the Company at an exercise price of US$0.40 per share expiring on August 21, 2008 (the “Expiry Date”).

On March 14, 2007, we issued a notice to the Subscribers to revise the terms of the Original Warrants as follows:

(i)	to reduce the exercise price of the Original Warrants from US$0.40 per share to US$0.04 per share; and

(ii)	to extend the Expiry Date of the Original Warrants from August 21, 2008 to December 17, 2008.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

None.

(b) Pro Forma Consolidated Financial Statements.

None.

(c) Exhibits.

Copies of the following documents are included as exhibits to this Current Report.

Exhibit Number	Description of Exhibit
10.1(1)	Equity Share Purchase Agreement
99.1(1)	News Release of the Company dated March 18, 2008

(1) Filed as an exhibit to this current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIVENTURES INC.

/s/ Nigel Nicholas

Date: March 19, 2008
Nigel Nicholas
Chief Executive Officer